CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.2

ROYALTY STREAM AND MILESTONE PAYMENTS PURCHASE AGREEMENT
THIS ROYALTY STREAM AND MILESTONE PAYMENTS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of April 29, 2013 by and between Selexis SA, a Swiss corporation, with its registered office at 18, chemin des Aulx, 1228 Plan-les-Ouates, Switzerland (“Seller”) and Ligand Pharmaceuticals Incorporated, a Delaware (USA) corporation, with its principal place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037, USA (“Buyer”; Seller and Buyer, individually, a “Party” and, collectively, the “Parties”).
RECITALS
A.    Selexis is a life-science company with innovative technologies and world-class expert services for drug discovery, cell-line development and scale-up to manufacturing of therapeutic proteins.
B.    Selexis has licensed certain intellectual property rights to clients under commercial license agreements entitling Selexis, under certain conditions and subject to the terms of these commercial license agreements, to a royalty stream and/or milestone payments.
C.    Seller desires to assign and transfer to Buyer, and Buyer desires to acquire from Seller, on the terms and subject to the conditions set forth herein, claims to milestones payments and royalties under certain commercial license agreements entered into by Seller and various counterparties.
NOW, THEREFORE, the Parties agree as follows:
ARTICLE I

DEFINITIONS - INTERPRETATION
Section 1.01    Definitions. As used in this Agreement, in addition to the terms defined above the following terms shall have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa).
(a)    “Action” shall mean any civil, criminal or administrative action, claim, suit, demand, injunction, writ, decree, hearing, litigation, proceeding, arbitral action, governmental or other audit, inquiry, prosecution, investigation or complaint.
(b)    “Affiliate” shall mean, with respect to any Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
(c)    “Assigned Rights” shall mean all of Seller’s rights under the Commercial License Agreements to receive (after the Closing Date) milestone payments and/or royalties under the Commercial License Agreements, to the exclusion of any other assets, rights or claims. It is understood that the nature of the Assigned Rights is that Buyer would have a direct right and claim against each respective Commercial License Agreement counterparty to receive (after the Closing Date) milestone payments and/or royalties under the applicable Commercial License Agreement (and that Seller would no longer have such a direct right and claim), as opposed to Buyer having merely a claim to receive from Seller an amount measured by receipts of (or rights to receive), after the Closing Date, milestone payments and/or royalties under the Commercial License Agreements.
(d)    “Assignment Notices” shall have the meaning set forth in Section 2.06.
(e)    “Business Day” shall mean any day other than a Saturday, Sunday or a day on which the banks in California, USA and Geneva, Switzerland are authorized or obligated by law or executive order to close.
(f)    “Closing” shall have the meaning set forth in Section 7.01.
(g)    “Closing Date” shall have the meaning set forth in Section 7.01.
(h)    “Commercial License Agreements” shall mean the commercial license agreements set forth on Exhibit A, whatever their name.
(i)    “Confidential Information” shall mean any and all confidential proprietary information, written or oral, including any business information, technical information or data, however embodied, in any medium.
(j)    “Confidentiality Agreement” shall have the meaning set forth in Section 11.01.
(k)    “Control” shall mean, with respect to any Person, the possession directly or indirectly of the power to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities, by contract or otherwise; "controlling", "controlled by" and "under common control with" shall be construed accordingly.
(l)    “Deductible” shall have the meaning set forth in Section 8.05.
(m)    “Default” shall mean (i) any actual breach or default, (ii) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach or default or (iii) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination or mandatory renegotiation.
(n)    “De Minimis” shall have the meaning set forth in Section 8.04.
(o)    “Disclosure Schedule” shall have the meaning set forth in ARTICLE IV.
(p)    “Governmental Body” shall mean any (i) nation, province, canton, state, county, city, town, village, district, or other jurisdiction of any nature; (ii) federal, provincial, cantonal, state, local, municipal or other government; (iii) governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (iv) multi-national organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, regulatory or taxing power.
(q)    “Indemnified Parties” shall have the meaning set forth in Section 8.02.
(r)    “Intellectual Property Rights” shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all patents and utility models and applications therefor and all reissues, divisionals, reexaminations, renewals, extensions, provisionals, supplementary protection certificates, continuations and continuations in-part thereof, and equivalent or similar registered rights anywhere in the world; (ii) all trade secrets and other rights in know-how and confidential or proprietary information, inventions and discoveries, including invention disclosures; and (iii) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world, including moral rights.
(s)    “Knowledge” shall mean, [***].
(t)    “Laws” shall mean any laws, statutes, ordinances, regulations, rules, codes, court decisions, principles of law and orders of any Governmental Body or any national securities exchange on which securities of a Party are listed.
(u)    “Liabilities” shall mean any direct or indirect liability, obligation, commitment, expense, indebtedness, guaranty or endorsement of or by any Person of any type, known or unknown, and whether accrued, absolute, contingent, matured, unmatured, determined or undeterminable, on-or off-balance sheet, or other, including those arising under any Law or Action and those arising (either before or after the Closing) under any Commercial License Agreement (for example, and without limitation, under any Commercial License Agreement representation, warranty, covenant, assistance obligation, indemnification obligation, etc.) or undertaking or otherwise, all whether monetary or non-monetary.
(v)    “Lien” shall mean any mortgage, pledge, lien, charge, claim, security interest, adverse claim of ownership or use, restrictions on transfer, defect of title or other encumbrance of any sort; provided that the security interest granted under Section 2.08 is excluded from the defined term “Lien”.
(w)    “Losses” shall have the meaning set forth in Section 8.02.
(x)    “Maintenance” shall have the meaning set forth in Section 9.03.
(y)    “Non-Transferable Assigned Rights” shall have the meaning set forth in Section 2.04.
(z)    “Patents” shall mean the patents and patent applications set forth on Exhibit B, and all reissues, divisionals, reexaminations, renewals, extensions, provisionals, supplementary protection certificates, continuations and continuations-in-part thereof, and equivalent or similar registered rights anywhere in the world.
(aa)    “Permits” shall mean all licenses, permits, approvals, authorizations, consents or orders of, or filings with, any Governmental Body, that relate to the Assigned Rights.
(bb)    “Person” shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Body or other entity.
(cc)    “Representative” shall mean, with respect to any Person, any officer, director, employee, agent, attorney or other representative of such Person.
(dd)    “Seller Account” shall mean [***].
(ee)    “Seller Closing Deliverables” shall have the meaning set forth in Section 2.06.
(ff)    “Signature Date” shall mean the date of execution of this Agreement by both Parties.
(gg)    “Tax” shall mean any federal, cantonal, state or local income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, escheat, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax, impost or customs-duty of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
(hh)    “Termination Date” shall have the meaning set forth in Section 10.01.
(ii)    “Transfer Taxes” shall have the meaning set forth in Section 2.05.
(jj)    “Third Party” shall mean any Person other than the Parties or their Affiliates.
(kk)    “Third Party Expenses” shall mean [***].
(ll)    “Transaction Agreements” shall mean this Agreement and any other agreement or instrument delivered pursuant to or in connection with this Agreement.
Section 1.02    Interpretation. Except to the extent that the context otherwise requires:
(i)    when a reference is made in this Agreement to an Article or Exhibit, such reference is to an article or exhibit of this Agreement unless otherwise indicated;
(ii)    the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;
(iii)    whenever the words "include", "includes" or "including" are used in this Agreement, they are deemed to be followed by the words "without limitation";
(iv)    the words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement; and
(v)    the use of "or" is not intended to be exclusive unless expressly indicated otherwise.
ARTICLE II

ASSIGNMENT AND TRANSFER
Section 2.01    Assignment of Assigned Rights. Upon the terms and subject to the conditions set forth herein, Seller hereby agrees to assign and transfer, and shall assign and transfer at Closing, to Buyer, the Assigned Rights, on an exclusive basis, free and clear of any Liens, and Buyer hereby agrees to acquire and purchase, and shall acquire and purchase at Closing, the Assigned Rights, on an exclusive basis, free and clear of any Liens.
Section 2.02    No Assumed Liabilities. Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is acquiring only the Assigned Rights and is not assuming and shall not assume or otherwise be responsible for any Liabilities of Seller of whatever nature, whether under any of the Commercial License Agreements or otherwise. All such Liabilities shall be retained by, and remain obligations of, Seller, and shall be paid, performed and discharged by Seller.
Section 2.03    Excluded Assets. Buyer does not, by the purchase of the Assigned Rights, acquire any assets, rights or claims of Seller under the Commercial License Agreements or otherwise, except the Assigned Rights.
Section 2.04    Nontransferable Assigned Rights. To the extent that any Assigned Right to be assigned to Buyer pursuant hereto is not capable of being assigned or transferred without the approval, consent or waiver of the Commercial License Agreement counterparty or any other Third Party (including a Governmental Body), or if such assignment or transfer or attempted assignment or transfer would constitute a Default thereof or a violation of any Law (collectively, with respect to such Assigned Rights, the “Nontransferable Assigned Rights”), except as expressly otherwise provided herein this Agreement shall not constitute an assignment or transfer thereof, or an attempted assignment or transfer thereof absent such approvals, consents or waivers. If any such approval, consent or waiver shall not be obtained, or if an attempted assignment or transfer of any such Assigned Rights to Buyer would be ineffective so that Buyer would not in fact receive all such Assigned Rights pursuant hereto, Seller shall use its commercially reasonable efforts to obtain such approval, consent or waiver, and until obtained, cooperate in a mutually agreeable arrangement under which Buyer would obtain (effective from and after the Closing Date), from Seller and/or directly from the Commercial License Agreement counterparty, the benefits of such Assigned Rights in accordance with this Agreement or under which Seller, at Buyer’s expense, would enforce for the benefit of Buyer any and all rights of Seller against a Third Party thereto and remit monies to Buyer. The intent of this provision is that pending assignment, Seller shall cooperate to (effective from and after the Closing Date) place Buyer in a position as near as may be (in terms of benefits, costs and risks) as if assignment had occurred on the Signature Date. In any event, as to each respective Assigned Rights, as soon as any and all such required approvals, consents and waivers have been obtained, the assignment of such Assigned Rights from Seller to Buyer shall automatically and immediately be effective without any requirement for further consideration for such assignment.
The Parties further confirm that the Assigned Rights with respect to the Commercial License Agreement [***], listed in [***] Exhibit A, [***]. Seller shall from and after the Closing Date use its commercially reasonable efforts to obtain such consent (in form and substance consistent with the consents described in Section 4.14 below) from such Commercial License Agreement counterparty or, as applicable, from the assignee ([***]) of the rights of such counterparty under such Commercial License Agreement, and until obtained, cooperate in a mutually agreeable arrangement under which Buyer would obtain (effective from and after the Closing Date), from Seller and/or directly from the Commercial License Agreement counterparty, the benefits of such Assigned Rights in accordance with this Agreement or under which Seller, at Buyer’s expense, would enforce for the benefit of Buyer any and all rights of Seller against a Third Party thereto and remit monies to Buyer. The intent of this provision is that pending consent/assignment, Seller shall cooperate to (effective from and after the Closing Date) place Buyer in a position as near as may be (in terms of benefits, costs and risks) as if consent/assignment had occurred on the Signature Date. In any event, as to the Assigned Rights with respect to such Commercial License Agreement, as soon as any and all such required approvals, consents and waivers have been obtained, the assignment of such Assigned Rights from Seller to Buyer shall automatically and immediately be effective without any requirement for further consideration for such assignment.
Section 2.05    Transfer Taxes. Seller shall be responsible for the aggregate amount of any and all transfer, sales, value-added, use, gross receipts, registration, stamp duty, excise or similar taxes that may be payable in connection with the sale or purchase of the Assigned Rights (the “Transfer Taxes”). The Party required by law to file a tax return with respect to such Transfer Taxes shall do so within the time period prescribed by law (and if Buyer is such Party, Seller shall promptly remit 100% of the amount of any such Transfer Taxes to Buyer upon receipt of notice from Buyer that such Transfer Taxes are payable, as evidenced by any documentation provided to this effect by the relevant Governmental Body or a tax advisor).
Section 2.06    Seller Closing Deliverables. On or before the Closing, Seller shall deliver to Buyer the following (the “Seller Closing Deliverables”):
(a)    Assignment and Bill of Sale. An assignment and bill of sale in the form attached hereto as Exhibit C, executed by Seller.
(b)    Instruction Letters. Letters, addressed to the respective Commercial License Agreements counterparties at the official address for notice set forth in the applicable Commercial License Agreement and signed by Seller, irrevocably instructing such counterparty to make all royalty and milestone payments under the Commercial License Agreement (and to provide all associated reports and notices) to Buyer rather than to Seller and to follow all further instructions which may be given from time to time by Buyer to the counterparty with respect to royalty and milestone payments under the Commercial License Agreement (and all associated reports and notices) (the “Assignment Notices”).
(c)    Milestone Payments. Payment by wire transfer, to an account designated by Buyer to Seller in writing before the Closing, of an amount equal to [***]% of any and all milestone payments received from any Commercial License Agreement counterparties between the Signature Date and the Closing Date.
(d)    Patent Security Agreement. A Patent Security Agreement in the form attached hereto as Exhibit D, executed by Seller and appropriately notarized.
(e)    Bringdown Certificate. A customary bringdown certificate signed by an officer of Seller and dated as of the Closing Date.
(f)    Commercial License Agreements. An unredacted copy of every Commercial License Agreement (including all amendments thereto), certified by an officer of Seller to be correct, complete and in full force and effect.
Section 2.07    Buyer Closing Deliverables. On or before the Closing, Buyer shall deliver to Seller the following (the “Buyer Closing Deliverables”):
(a)    Closing Payment. Buyer shall pay to Seller USD 3,500,000 by wire transfer to the Seller Account or to such other bank account designated before the Closing by Seller to Buyer in writing.
(b)    Bringdown Certificate. A customary bringdown certificate signed by an officer of Buyer and dated as of the Closing Date.
(c)    Secretary’s Certificate. A customary Secretary’s certificate signed by the Secretary of Buyer and dated as of the Closing Date.
Section 2.08    Security. To secure the performance of its obligations to Buyer under this Agreement, Seller hereby grants to Buyer a continuing (as of the Closing Date) first security interest in the Patents. Buyer shall however not be authorized to, and Buyer irrevocably and unconditionally covenants not to, exercise (other than to perfect and maintain the security interest) its security interest rights other than in the event of Seller's bankruptcy, receivership or assignment for the benefit of creditors. [***].
Section 2.09    Taking of Necessary Action; Further Action. As soon as possible after the Closing Date, Buyer shall send the Assignment Notices to the respective Commercial License Agreements counterparties at the official address for notice set forth in the applicable Commercial License Agreement. From time to time after the Closing, at the request and at the costs and expenses of Buyer, Seller shall use its commercially reasonable efforts to execute and deliver such other instruments of sale, transfer, assignment and confirmation and take such action as Buyer may reasonably determine is necessary to transfer and assign to Buyer (and/or to more perfectly evidence or confirm such transfer and assignment), and to confirm Buyer’s title to or interest in, the Assigned Rights.
ARTICLE III

PURCHASE PRICE
Section 3.01    Purchase Price. The purchase price for the Assigned Rights shall be USD 4,500,000 to be paid to Seller in two installments:
(a)    USD 3,500,000 at Closing; and
(b)    USD 1,000,000 (less any amount which Seller owes to Buyer pursuant to or under this Agreement) on the first anniversary of the Closing Date.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER
Seller hereby represents and warrants to Buyer that the statements contained in this Article IV are (subject to exceptions as are disclosed in the disclosure schedule delivered by Seller to Buyer before the Signature Date (the “Disclosure Schedule”)) true and correct as of the Signature Date; provided that the representations and warranties made as of a specified date will be true and correct as of such date. Buyer acknowledges that, other than as expressly provided in this Agreement, Seller has not made and does not make any representation or warranty, express or implied, pertaining to the subject matter of this Agreement. In particular and without limitation to the foregoing, Buyer acknowledges that Seller is not making any representations as to budgets, business plans or any projections of a financial or business nature relating to the Assigned Rights, nor as to the scientific prospects of the Commercial License Agreements programs or the solvency of the Commercial License Agreements counterparties.
Section 4.01    Organization, Qualification, and Corporate Power. Seller (a) is a corporation duly organized and validly existing under the laws of Switzerland, (b) has the full right, power and authority to enter into this Agreement and the other Transaction Agreements to which it is a party and (c) has obtained all necessary corporate approvals to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is a party.
Section 4.02    Authorization. Seller has all requisite right, power and authority to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Agreements by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly approved by Seller, and no further action is required on the part of Seller or its shareholders to authorize this Agreement and any other Transaction Agreements to which it is a party and the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Seller and, upon execution and delivery by all other parties thereto of this Agreement and the other Transaction Agreements to which Seller is a party, this Agreement and the Transaction Agreements to which Seller is a party shall constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting enforcement of creditor’s rights generally and except insofar as the availability of equitable remedies may be limited by applicable Laws.
Section 4.03    Title to Assets. Seller has, and as of immediately following the Closing, Buyer will have, good and valid title to all the Assigned Rights, in each case free and clear of any Liens. Seller has not agreed to assign or transfer any of the Assigned Rights to any Person other than Buyer. Seller has, and as of immediately following the Closing, Seller will have, good and valid title to all the Patents, free and clear of any Liens.
Section 4.04    Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with any Governmental Body or any Third Party, including a party to the Commercial License Agreements, is required by or with respect to Seller in connection with the execution and delivery of this Agreement and the other Transaction Agreements or the consummation of the transactions contemplated hereby and thereby.
Section 4.05    No Conflicts. The execution and delivery by Seller of this Agreement and the other Transaction Agreements, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or Default under or give rise to an additional or diminished payment obligation, a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under, or the creation or imposition of any Lien on (a) any Commercial License Agreement, (b) any Assigned Rights, (c) any provision of Seller’s charter documents, (d) any Law, or (e) the Patents or Seller’s rights in the Patents.
Section 4.06    Status of Commercial License Agreements. Seller has provided to Buyer true, complete and correct copies of every Commercial License Agreement. [***].
Section 4.07    Litigation. There is no Action of any nature pending, or to the Knowledge of Seller, threatened, against Seller or any of its officers or directors (with respect to any Commercial License Agreement or Assigned Rights) [***]. There is no Law, executive order, injunction, order or other legal restraint in existence which would prohibit, prevent or delay, and there is no Action of any nature pending or, to the Knowledge of Seller, threatened, against Seller which challenges or seeks to enjoin, prohibit, prevent or delay, any of the transactions contemplated by the this Agreement and the other Transaction Agreements.
Section 4.08    Intellectual Property Rights.
(a)    The Patents are owned by Seller free and clear of all Liens. The Patents are valid, enforceable and subsisting, and have not expired, been cancelled, or abandoned.
(b)    All issuance, renewal, maintenance and other material payments that are or have become due with respect to the Patents have been timely paid by or on behalf of Seller. All documents, certificates and other materials in connection with the Patents have, for the purposes of maintaining such Patents, been filed in a timely manner with each appropriate Governmental Body. Seller has properly filed, prosecuted, maintained, perfected, preserved and renewed all Patents.
(c)    [***].
(d)    [***].
(e)    No Patent is subject to any Action, reexamination, opposition or interference, or any outstanding order, judgment or settlement agreement or stipulation against Seller, nor to the Knowledge of Seller against any Third Parties from whom Seller acquired or licensed Intellectual Property Rights, that restricts in any material way the use or licensing of such Patents by Seller or may affect the validity, use or enforceability of such Patents.
(f)    [***].
(g)    [***].
Section 4.09    Absence of Certain Changes or Events. There has not been any:
(a)    sale, assignment, transfer, lease, license or disposition by Seller of any Commercial License Agreements or Assigned Rights;
(b)    acceptance by or on behalf of Seller of any prepayment under any Commercial License Agreements;
(c)    cancellation or waiver of any claims or rights of Seller with respect to any Commercial License Agreements or Assigned Rights;
(d)    amendment, cancellation or termination of any Commercial License Agreements;
(e)    failure by Seller to perform any material obligation relating to the Commercial License Agreements;
(f)    settlement by Seller of any pending or threatened Action with respect to any Commercial License Agreements or Assigned Rights;
(g)    agreement by Seller to do any of the foregoing; or
(h)    to the Knowledge of Seller, damage, destruction or loss adversely affecting the operation by any Commercial License Agreements counterparty of its program to which such Commercial License Agreement relates.
Section 4.10    Permits. Seller has, and at all times has had, all material Permits required under any Law in connection with the Commercial License Agreements. Seller is not in Default, nor has it received any notice, whether written or oral, of any claim of Default, with respect to any such Permit.
Section 4.11    Restrictions on Business Activities. There is no agreement (not to compete or otherwise), commitment, judgment, injunction, order or decree to which Seller is a party relating to the Commercial License Agreements or otherwise binding upon Seller which has or may have the effect of (a) impairing the Commercial License Agreements or Assigned Rights (or Buyer’s enjoyment of the Assigned Rights) or (b) prohibiting or impairing the transactions contemplated by this Agreement and the other Transaction Agreements. Seller has not entered into any agreement under which Seller’s use of the Patents, Commercial License Agreements or Assigned Rights is restricted or which places any restrictions upon Seller with respect to any of the Patents, Commercial License Agreements or Assigned Rights, or under which Buyer’s use of the Assigned Rights would be restricted or which would place any restrictions upon Buyer with respect to any of the Assigned Rights.
Section 4.12    Milestone Payments. [***].
Section 4.13    Brokers’ Fees. Seller does not have and has not created any liability or obligation, for which Buyer would be responsible, to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.
Section 4.14    Consents. Seller has, before the Signature Date, delivered to Buyer duly executed consents of each Commercial License Agreement counterparty (other than as described in the second paragraph of Section 2.04), in a form satisfactory to Buyer, in each of which, unless agreed otherwise with Buyer, such counterparty has (a) given its consent to the assignment of the Assigned Rights to Buyer and confirmed that it shall consider the Buyer, as of the Closing Date, as the sole party entitled to exercise the Assigned Rights, (b) given its consent to Seller disclosing to Buyer the terms of the applicable Commercial License Agreement and the contents of any future reports as to Net Sales, royalties and/or milestone events provided by such counterparty to Seller and the results of any future audit or inspection performed by or in the name of Seller pursuant to the applicable Commercial License Agreement (subject to Buyer agreeing to treat confidential information in like manner as Seller would have to under the Commercial License Agreements), and (c) given its consent to any future public disclosure by Buyer of such counterparty’s identity, and the name and date of the applicable Commercial License Agreement.
Section 4.15    Disclosure. None of the representations or warranties made by Seller, nor any statement made in any writing furnished by Seller to Buyer pursuant to this Agreement or in connection with the transactions contemplated by this Agreement contains at the Signature Date any untrue statement of a material fact or omits to state at the Signature Date any material fact actually known to Seller at the Signature Date and required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer hereby represents and warrants to Seller that the statements contained in this ARTICLE V are true and correct as of the Signature Date; provided that the representations and warranties made as of a specified date will be true and correct as of such date. Seller acknowledges that, other than as expressly provided in this Agreement, Buyer has not made and does not make any representation or warranty, express or implied, pertaining to the subject matter of this Agreement.
Section 5.01    Organization, Qualification, and Corporate Power. Buyer hereby represents, warrants and covenants to Seller that it (a) is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, USA, (b) has obtained all necessary corporate approvals to enter into and execute this Agreement and the other Transaction Agreements to which it is a party and (c) has the full right, power, and authority to enter into this Agreement and the other Transaction Agreements to which it is a party.
Section 5.02    Authorization. Buyer has all requisite right, power and authority to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Agreements by Buyer, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly approved by Buyer, and no further action is required on the part of Buyer to authorize the Agreement and any other Transaction Agreements to which it is a party and the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Buyer and, upon execution and delivery by all other parties thereto of this Agreement and the other Transaction Agreements to which Buyer is a party, this Agreement and the other Transaction Agreements to which Buyer is a party shall constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting enforcement of creditor’s rights generally and except insofar as the availability of equitable remedies may be limited by applicable Law.
Section 5.03    No Conflicts. The execution and delivery by Buyer of this Agreement and the other Transaction Agreements, and the consummation of the transactions contemplated thereby, will not conflict with or result in any violation of or Default under (with or without notice or lapse of time, or both) or give rise to an additional payment obligation, a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit or under (a) any provision of Buyer’s certificate of incorporation or bylaws or (b) any Law applicable to Buyer.
Section 5.04    Brokers’ Fees. Buyer does not have and has not created any liability or obligation, for which Seller would be responsible, to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.
Section 5.05    Due Diligence. Buyer has been given access during the due diligence to an electronic data room containing information and documentation concerning the Commercial License Agreements and the Assigned Rights. Buyer has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of the purchase of the Assigned Rights.
ARTICLE VI

COVENANTS BETWEEN SIGNING AND CLOSING
Section 6.01    Restrictions Regarding Assigned Rights. Except as contemplated by this Agreement, during the period from the Signature Date to the Closing, Seller shall not, without the written consent of Buyer (such written consent not to be unreasonably withheld):
(a)    sell, lease, license or dispose of any Assigned Rights;
(b)    incur or assume any liabilities which would impair the Assigned Rights or impose any liability on Buyer;
(c)    accept the payment of any monies in respect of any Assigned Rights;
(d)    mortgage or pledge or subject any Assigned Rights to a Lien;
(e)    enter into any contract with respect to or which negatively affects any Assigned Rights;
(f)    terminate (except pursuant to its terms), or grant any waiver under, or materially modify or amend any Commercial License Agreements;
(g)    cancel or compromise or waive or release any rights of Seller under or pertaining to any Assigned Rights, or
(h)    agree to take any of the foregoing actions.
Section 6.02    Reasonable Efforts. Each of the Parties will use commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to timely consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in ARTICLE VII).
ARTICLE VII

CLOSING; CONDITIONS TO CLOSING
Section 7.01    Closing, Closing Place, Time and Date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held at the offices of Buyer, 11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037 USA, on the Signature Date forthwith after the execution and delivery of this Agreement, if all conditions to the obligations of the Parties set forth in this ARTICLE VII (excluding conditions that, by their terms, are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) are satisfied or waived on the Signature Date, or (if later) on the [***] Business Day following the satisfaction or waiver of the conditions to the obligations of the Parties set forth in this ARTICLE VII (excluding conditions that, by their terms, are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions), or at such other place and such other time and/or date as the Parties shall mutually agree (the actual date on which the Closing shall occur being referred to herein as the “Closing Date”).
Section 7.02    Conditions to Each Party’s Obligation to Close. The obligations of Buyer and Seller hereunder are subject to the fulfillment or satisfaction on and as of the Closing, of each of the following conditions (any one or more of which may be waived by Buyer and Seller together):
(a)    No Order; Injunctions; Restraints; Illegality. No Governmental Body shall have enacted, issued, promulgated, enforced or entered any Laws, executive order, injunction, order or other legal restraint (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the transactions contemplated in the Transaction Agreements illegal or otherwise prohibiting or preventing consummation of such transactions.
(b)    Other Governmental Approvals. All Permits required to be obtained before the Closing from any Governmental Body in connection with the execution and delivery of the Transaction Agreements and the transactions contemplated thereby shall have been obtained.
(c)    Litigation. There shall be no Action of any nature pending or threatened against Seller or Seller’s officers or directors arising out of, or in any way connected with, the Assigned Rights or this Agreement or the other Transaction Agreements or the transactions contemplated thereby or thereby.
Section 7.03    Conditions to Buyer’s Obligation to Close. The obligations of Buyer hereunder are subject to the fulfillment or satisfaction on, and as of the Closing, of each of the following conditions (any one or more of which may be waived by Buyer):
(a)    Representations and Warranties and Covenants. The representations and warranties of Seller set forth in ARTICLE IV shall be true and correct in all material respects as of the Signature Date and as of the Closing Date (except to the extent expressly made as of a particular date, in which case as of such date), except for each of the representations and warranties of Seller set forth in ARTICLE IV that is limited by materiality, which shall be true and correct in all respects as of the Closing Date (except to the extent expressly made as of a particular date, in which case as of such date); and Seller shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Seller at or before the Closing.
(b)    Closing Deliverables. Seller shall have delivered or caused to be delivered to Buyer the Seller Closing Deliverables.
Section 7.04    Conditions to Seller’s Obligation to Close. The obligations of Seller hereunder are subject to the fulfillment or satisfaction on and as of the Closing, of each of the following conditions (any one or more of which may be waived by Seller):
(a)    Representations and Warranties and Covenants. The representations and warranties of Buyer set forth in ARTICLE V shall be true and correct in all material respects as of the Signature Date and also as of the Closing; and Buyer shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Buyer at or before the Closing.
(b)    Closing Deliverables. Buyer shall have delivered or cause to be delivered to Seller the Buyer Closing Deliverables.
ARTICLE VIII

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
Section 8.01    Survival of Representations and Warranties. The representations and warranties of Seller and Buyer made in this Agreement shall [***].
Section 8.02    Indemnification. Each Party agrees to indemnify, defend and hold harmless the other Party, including its officers, directors, employees, Affiliates and agents (each an “Indemnified Party” and collectively, the “Indemnified Parties”), against all Actions and all losses, liabilities, damages, deficiencies, diminution in value, costs, interest, awards, judgments, penalties, settlements and expenses, including reasonable out-of-pocket attorneys’ fees and expenses (“Losses”) paid, suffered, incurred, sustained or accrued by the Indemnified Parties, or any of them, as a result of, arising out of or in connection with (a) any inaccuracy of any representation or warranty of such Party in this Agreement, (b) any breach by a Party of any covenant or agreement contained in this Agreement, or (c) any act of fraud or willful breach by a Party or such Party’s Representative related to this Agreement or any other Transaction Agreement. In addition, Seller shall indemnify, defend and hold harmless Buyer and Buyer’s related Indemnified Parties against all Actions and all Losses paid, suffered, incurred, sustained or accrued by them, or any of them, as a result of, arising out of or in connection with any Liabilities of Seller.
Section 8.03    Exclusion of Liability. In no event shall a Party be liable to the Indemnified Parties for loss of goodwill, loss of business or loss of anticipated profits. In addition, no Party shall be liable to the Indemnified Parties for any indirect, special, consequential or punitive damages, regardless of the form of action, whether in contract, tort or otherwise, and even if such Party has been advised of the possibility of such damages.
Section 8.04    De Minimis. Seller shall have no liability for indemnification under this ARTICLE VIII for Losses that individually are below USD [***](the “De Minimis”).
Section 8.05    Deductible. Seller shall have no liability for indemnification under this ARTICLE VIII until the Losses, in the aggregate and subject to the De Minimis, exceed USD [***] (the “Deductible”), after which only the amount of the excess over the Deductible shall be due.
Section 8.06    Maximum Recovery. Seller's liability for indemnification under this ARTICLE VIII shall not (except in the case of fraud or willful misrepresentation under Section 4.01 to Section 4.15 or willful breach of the representations and warranties of Seller in Section 4.01 to Section 4.15) exceed USD [***], including statutory interest.
Section 8.07    Knowledge of Buyer. No claim for indemnity for a breach of a particular representation, warranty, covenant or undertaking shall be made after the Closing if Buyer had actual knowledge of such breach as of the Closing, which shall be deemed to include matters fairly disclosed by Seller to Buyer before the Signature Date by means of the electronic data room established by Seller.
Section 8.08    Exclusions. The liability of Seller under this ARTICLE VIII shall be excluded:

(i)	in case of actual knowledge of Buyer, as specified in Section 8.07; and/or

(ii)
to the extent that Seller has, within [***] days following receipt of a notice from Buyer of the failure or breach of a representation or warranty, provided that such remedy is feasible for such failure or breach, remedied such failure or breach such that no Indemnified Party has incurred any Losses; and/or

(iii)
if and to the extent any damage or loss has been caused by any act or omission of Buyer or its Representatives before or after Closing or by the fact that Buyer or its Representatives shall have failed to take all reasonable steps to mitigate the Losses caused by a misrepresentation or breach of warranty; and/or

(iv)	if and to the extent Buyer has received recovery for such damage or loss under any title whatsoever from any Third Party (including from an insurer);and/or

(v)	if and to the extent the Losses are the result of a change in law or change of judicial or administrative practice (including with respect to Tax) decreed after the Closing Date; and/or

(vi)	if it would lead to any double dipping which would allow the Indemnified Parties to be compensated for the same Loss twice.
Section 8.09    Defense. The Indemnified Party intending to claim indemnification under this ARTICLE VIII shall promptly notify the Indemnifying Party of any Action or Loss in respect of which the Indemnified Party intends to claim such indemnification, and the Indemnifying Party shall be entitled to assume and control the defense thereof (with counsel selected by the Indemnifying Party) whether or not such Action is rightfully brought; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnified Party, unless Indemnifying Party does not assume the defense, in which case the reasonable fees and expenses of counsel retained by the Indemnified Party shall be paid by the Indemnifying Party. The Indemnified Party, and its employees and agents, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Action or Loss. The Indemnifying Party shall not be liable for the indemnification of any Action or Loss settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Action, the Indemnifying Party shall have the right to settle such Action; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Action unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party or its insurer and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.
Section 8.10    Dispute Resolution. Any and all disputes or controversies arising out of or relating to this ARTICLE VIII (including all such disputes or controversies between a Party and any Indemnified Party) shall be exclusively and finally resolved by binding arbitration of the matter under Section 12.02 unless the value of the Loss that is at issue is the subject of a pending Action with a Third Party, in which event arbitration shall not be commenced until such amount is ascertained or the Parties agree to arbitration.
Section 8.11    Exclusive Remedies. Except in the case of fraud or willful misrepresentation under Section 4.01 to Section 4.15 or willful breach of the representations and warranties of Seller in Section 4.01 to Section 4.15 or of Buyer in Sections 5.01 and 5.04, the remedies contained in this Agreement shall be exhaustive and not in addition to any other remedies provided for by applicable Law and all other remedies shall not, to the extent permitted by applicable Law, apply and are hereby expressly waived. Except in the case of fraud or willful misrepresentation under Section 4.01 to Section 4.15 or willful breach of the representations and warranties of Seller in Section 4.01 to Section 4.15, any right of rescission or revocation of this Agreement is expressly excluded; in case of fraud or willful misrepresentation under Section 4.01 to Section 4.15 or willful breach of the representations and warranties of Seller in Section 4.01 to Section 4.15, any right of rescission or revocation shall however lapse [***] ([***]) months after the Closing Date.
ARTICLE IX
POST-CLOSING COVENANTS
Section 9.01    Commercial License Agreements. Subject to Section 9.02, Seller shall exercise fully all of its rights, and comply fully with all of its obligations, under the Commercial License Agreements and shall not, without Buyer’s prior written consent (not to be unreasonably withheld or delayed), permit any amendment or take any other action (or omit to take any action) with respect thereto which could reasonably be expected to materially impair the Assigned Rights. Without Buyer’s prior written consent, Seller shall not sell, transfer, assign or otherwise dispose of, or grant any Lien on, the Commercial License Agreements or any Patents or its rights under this Agreement, other than a transfer, assignment or disposal to a Person who/which first (by an enforceable written agreement of which Buyer is an express third-party beneficiary, a copy of which is to be delivered by Seller to Buyer) expressly assumes Seller’s obligations to Buyer hereunder with respect to the Commercial License Agreements.
Section 9.02    Restrictions Regarding Assigned Rights. Seller shall not, without the written consent of Buyer (such written consent not to be unreasonably withheld or delayed):
(c)    incur or assume any liabilities which would impair the Assigned Rights or impose any liability on Buyer;
(d)    accept the payment of any monies in respect of any Assigned Rights (except as contemplated by and subject to Section 9.09);
(e)    mortgage or pledge or subject any Assigned Rights to a Lien;
(f)    enter into any contract or instrument which negatively affects any Assigned Rights;
(g)    terminate any Commercial License Agreements;
(h)    grant any waiver under, or modify or amend any Commercial License Agreements, in any manner which could or would negatively affect any Assigned Rights;
(i)    agree to take any of the foregoing actions; or
(j)    purport to take any of the foregoing actions, or otherwise intentionally seek to impair any of the Assigned Rights.
Section 9.03    Patent Maintenance.
(h)    Seller shall, to the fullest extent permitted by law, at all times after the Closing, at Seller’s expense, maintain, perfect, preserve, renew and defend against reexaminations, oppositions and interferences (collectively, the “Maintenance”) all Patents which as of the Signature Date were issued. With respect to patent applications included in the Patents, Seller shall in good faith exercise reasonable judgment in the continued prosecution and Maintenance of each patent application included in the Patents and of any continuation or divisional patent application thereof.
(i)    If Seller elects to abandon any patent application included in the Patents, or of any continuation or divisional patent application thereof, Seller shall notify Buyer not less than [***] days before such action.
(j)    If Seller has not, by the [***] day before the deadline date for taking a prosecution or Maintenance action on a Patent, taken such relevant prosecution or Maintenance action, then Seller shall immediately so notify Buyer with full details and within [***] days after such notice Buyer shall have the right (but not the obligation) to give written notice to Seller that Buyer is taking over such prosecution or Maintenance action for such Patent and thereupon and thereafter Buyer shall have the sole right (but not the obligation) to take such prosecution or Maintenance action for such Patent. Seller shall, at Seller’s expense, provide all reasonable cooperation and assistance to Buyer in connection with Buyer taking such prosecution or Maintenance action for such Patent. Seller shall reimburse Buyer, within [***] days of the date of Buyer’s invoice setting forth such costs and expenses, for [***]% of the costs and expenses of such prosecution or Maintenance action.
Section 9.04    Patent Enforcement Against Commercial License Agreement Counterparties. [***].
Section 9.05    Payments Enforcement Against Commercial License Agreement Counterparties. [***].
Section 9.06    Seller Participation in Actions. [***].
Section 9.07    Audits. Seller shall, upon request by Buyer and at the Buyer’s costs and expenses, exercise the right, to the extent available to Seller under a respective Commercial License Agreement and to the extent reporting the contents and results to the Buyer is permitted by the relevant Commercial License Agreement (taking into account the waiver as contemplated under Section 4.14), to enforce the recordkeeping and reporting provisions of the Commercial License Agreement as to Net Sales, royalties and/or milestone events and audit and/or inspect the Commercial License Agreement counterparty’s books and records to verify such counterparty’s compliance or noncompliance with the counterparty’s royalty and milestone payment obligations within the Assigned Rights, perform such audit and/or inspection in good faith and with appropriate diligence, and report to Buyer the contents of such reports and the results of such audit and/or inspection.
Section 9.08    No Backfilling. Seller covenants never to (a) directly or indirectly (including by licensing to a Third Party with a right to sublicense to such counterparty or such counterparty’s Affiliate, successor or assign) re-license the Patents to any Commercial License Agreement counterparty (or its Affiliate, successor or assign) for any use that as of the Signature Date was covered by a Commercial License Agreement with such counterparty, nor (b) directly or indirectly covenant not to sue under the Patents any Commercial License Agreement counterparty (or its Affiliate, successor or assign) for any use that as of the Signature Date was covered by a Commercial License Agreement with such counterparty. Seller acknowledges that such covenants are necessary to prevent important harm to Buyer’s financial interest, inasmuch as a Commercial License Agreement counterparty might terminate the Commercial License Agreement for convenience, or a Commercial License Agreement counterparty might procure a termination of the Commercial License Agreement for breach. (And it is further acknowledged that Buyer’s financial interest and expectations would be further harmed if Seller or Seller’s Affiliates or Representatives had any involvement in such termination; but that such involvement would be difficult to prove and that it would be unfair to require Buyer to prove involvement by Seller or Seller’s Affiliates or Representatives.) If the counterparty was free of the Commercial License Agreement and the Assigned Rights no longer applied, and Seller had previously re-enabled or thereafter re-enabled the counterparty commercially without Buyer having the benefit of the Assigned Rights in connection with such activity, it would (whether or not Seller benefited from such re-enablement) materially harm Buyer. Accordingly, Seller agrees that in the event of a breach by Seller of its covenant in the first sentence of this Section, any such re-enablement shall be void, and Section 9.04 of this Agreement shall apply, and in addition Seller shall be liable to Buyer in an amount equal [***].
Section 9.09    Direction of Payments. If any Commercial License Agreement counterparty (or any Person acting on its behalf) delivers to Seller any amount in respect of any Commercial License Agreement royalty or milestone payment to which Buyer is entitled pursuant to the Assigned Rights, Seller shall receive such amount in trust for Buyer and shall immediately transmit [***]% of such amount to Seller, and shall instruct in writing such Commercial License Agreement counterparty (and any such Person acting on its behalf) to in the future pay directly to Buyer all Commercial License Agreement royalty and milestone payments to which Buyer is entitled pursuant to the Assigned Rights. In addition, if any Commercial License Agreement counterparty (or any Person acting on its behalf) corresponds or communicates with Buyer regarding the size or timing of any Commercial License Agreement royalty or milestone payment to which Buyer is entitled pursuant to the Assigned Rights or the Commercial License Agreement counterparty’s obligation (or lack of obligation) in connection therewith, Buyer shall make no response which is prejudicial to Seller’s interest and shall immediately and fully inform Seller in writing of such correspondence or communication, and shall request such Commercial License Agreement counterparty (and any such Person acting on its behalf) to in the future correspond or communicate directly with Buyer as to such matters. If Buyer receives any check or other negotiable instrument in respect of any Commercial License Agreement royalty or milestone payment to which Buyer is entitled pursuant to the Assigned Rights, which is made in favor of Seller, Buyer shall be entitled to, in the name of and on behalf of Seller, endorse such check or other negotiable instrument to Buyer.
Section 9.10    Confidentiality of Counterparty Information. Buyer agrees to be bound by the confidentiality undertakings binding Seller under each Commercial License Agreement for which the counterparty has delivered a consent as contemplated by Section 4.14, as if Buyer was a party thereto, and to treat the counterparty’s confidential information disclosed by such counterparty or by Seller to Buyer in like manner as Seller would have to under the Commercial License Agreement, but subject to the express disclosure permissions set forth in the consent delivered by the relevant counterparty.
ARTICLE X

TERMINATION
Section 10.01    Termination of Agreement. Buyer or Seller may terminate this Agreement before the Closing, as provided below:
(k)    Buyer and Seller may terminate this Agreement by mutual written consent;
(l)    Buyer or Seller may terminate this Agreement if the Closing shall not have occurred by [***] (the “Termination Date”); provided that the right to terminate this Agreement under this Section 10.01(b) shall not be available to any Party whose breach of or failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in the failure of the Closing to occur on or before such date;
(m)    Buyer may terminate this Agreement by giving written notice to Seller in the event Seller is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (a) or (b) of Section 7.03 not to be satisfied and (ii) is not cured upon the earlier of (x) [***];
(n)    Seller may terminate this Agreement by giving written notice to Buyer in the event Buyer is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clause (a) of Section 7.04 not to be satisfied and (ii) is not cured upon the earlier of (x) [***].
Section 10.02    Effect of Termination. Any termination of this Agreement pursuant to Section 10.01 above shall be [***]. If any Party terminates this Agreement pursuant to Section 10.01, all obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party for willful breaches of this Agreement). Notwithstanding the foregoing, the provisions of ARTICLE XI and ARTICLE XII shall survive the termination of this Agreement.
ARTICLE XI

MISCELLANEOUS
Section 11.01    Entire Agreement. This Agreement and the other Transaction Agreements (including the exhibits hereto and thereto and the documents referred to therein) and that certain confidentiality agreement between the Parties dated [***] (the “Confidentiality Agreement”) constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede any prior or contemporaneous understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof and thereof, except that the Confidentiality Agreement is not superseded and continues in full force and effect. The Confidentiality Agreement is hereby modified to enable Confidential Information received thereunder to be used for the effectuation of the purposes of this Agreement as well as for assessing, evaluating and structuring a possible transaction. The Parties acknowledge and agree that no promises or representations were made to them concerning the subject matter of this Agreement (or of the other Transaction Agreements) which do not appear written herein or therein.
Section 11.02    Amendment. This Agreement, including this Section 11.02, may be amended or waived by mutual execution of an instrument in writing expressly stating such amendment or waiver, but not in any other way.
Section 11.03    Waivers. Neither the failure to exercise nor any delay by any Party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.
Section 11.04    Further Assurances. The Parties hereby covenant and agree to, without the necessity of any further consideration, execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary or appropriate to effectuate or more perfectly evidence the intent of this Agreement.
Section 11.05    Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) upon delivery, if delivered by hand, (b) two Business Days after deposit with a recognized international overnight courier, freight prepaid or (c) upon sending by email (or, if the email is sent other than before the close of business on a Business Day, then on the next Business Day), and shall be addressed to the intended recipient as set forth below.
If to Buyer:

Addressed to:	Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attn: General Counsel
Email: [***]
If to Seller:
Addressed to:    Selexis SA
18 chemin des Aulx
1228 Plan-les-Ouates
Geneva, Switzerland
Attn: CEO
Email: [***]
A Party may change the address to which notices and other communications required or permitted hereunder are to be delivered by giving the other Party 10 days’ advance written notice to the other Party pursuant to the provisions above.
In the event a Commercial License Agreement counterparty delivers to Seller any notice or other communication which pertains to the Assigned Rights, Seller shall forthwith deliver such notice or other communication to Buyer by a means set forth in this Section 11.05.
Section 11.06    Relationship of Parties. Each of the Parties is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or joint venture relationship between the Parties. Except as is expressly set forth herein, neither Party shall have the right to, and each Party agrees not to purport to, incur any debts or make any commitments or contracts for the other.
Section 11.07    Public Announcements. Neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their Representatives in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, such permission not to be unreasonably withheld, except as may be required by Law or with the written approval of the other Party, such approval not to be unreasonably withheld.
Section 11.08    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and assigns. No assignment shall have the effect of relieving any Party to this Agreement of any of its obligations hereunder. The name of a Party appearing herein shall be deemed to include the names of such Party’s successors and assigns to the extent necessary to carry out the intent of this Agreement.
Section 11.09    Expenses and Fees. Whether or not the Closing occurs, all fees and expenses incurred in connection with this transactions contemplated by this Agreement, including all Third Party Expenses, shall be the obligation of the respective Party incurring such fees and expenses.
Section 11.10    Counterparts/Electronic Delivery. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A facsimile or .pdf signature shall be deemed an original.
Section 11.11    English Language Version. The version of this Agreement written in the English language shall control over any version written in any other language.
Section 11.12    Severability. This Agreement is severable. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the Parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).
Section 11.13    Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
ARTICLE XII

GOVERNING LAW AND ARBITRATION
Section 12.01    Governing Law. This Agreement and the transactions contemplated hereby shall be governed, interpreted and construed by, under and pursuant to the laws of [***], without regard to conflict of laws principles thereof.
Section 12.02    Arbitration.
(a)    Any and all disputes, controversies or claims arising out of or relating to this Agreement (including the validity, invalidity, breach or termination hereof) shall be exclusively and finally resolved by binding arbitration. Such arbitration shall be held in New York, New York, under the rules of international arbitration of the International Chamber of Commerce then in effect. The arbitration shall be conducted by a sole arbitrator, reasonably knowledgeable about the pharmaceutical industry. The arbitrator shall determine how, when and by whom all expenses relating to the arbitration shall be paid, including the respective attorneys’ fees and other expenses of each Party, the fees of the arbitrator and the administrative fee of the International Chamber of Commerce. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction.
(b)    All arbitration proceedings hereunder shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by applicable Laws, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party.
(c)    Each Party shall, in addition to all other remedies accorded by law (or in equity) and permitted by this Agreement, be entitled to equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests. But, neither Party shall commence any court proceeding or Action against the other to resolve any dispute, except (i) to enforce an arbitral award rendered pursuant to this Section 12.02, or (ii) for such interim injunctive relief.
(d)    The language of the arbitration shall be English.

IN WITNESS WHEREOF, the Parties have executed this Royalty Stream and Milestone Payments Purchase Agreement on and as of the date first above written.
SELEXIS SA
By:
Name:
Title:
LIGAND PHARMACEUTICALS INCORPORATED
By:
Name:
Title:
Exhibits:
A-Commercial License Agreements
B-Patents
C-Assignment and Bill of Sale
D-Patent Security Agreement

EXHIBIT A
Commercial License Agreements

[***]

EXHIBIT B
Patents

App/Pub/Pat No.	Title	Assignee	Filing Date	Issue Date	Expiration Date	Status	Exemplary Claims
Family 1
[***] [***] [***]	[***]	[***] [***]	[***] [***]	[***]	[***] [***]	[***]	[***]
[***] [***]	[***]		[***]		[***]	[***]	[***]
Family 2
[***] [***] [***]	[***]	[***]	[***] [***]	[***]	[***] [***]	[***]	[***]
[***] [***]			[***]			[***]
[***] [***]	[***]		[***] [***]		[***]	[***]
[***]			[***] [***]			[***]
[***]			[***]		[***]	[***]	[***]
[***]			[***]		[***]	[***]	[***]
[***]			[***]		[***]	[***]	[***]
[***]			[***]		[***]	[***]	[***]
[***]			[***]			[***]	[***]
[***]			[***]			[***]	[***]
[***]			[***]			[***]	[***]
[***]			[***]			[***]	[***]

[***]
EXHIBIT C
Assignment and Bill of Sale

ASSIGNMENT AND BILL OF SALE
THIS ASSIGNMENT AND BILL OF SALE is made this 29th day of April, 2013 (the “Effective Date”) by Selexis SA, a Swiss corporation with offices at 18 chemin des Aulx, 1228 Plan-les-Ouates, Geneva, Switzerland (“Selexis”), in favor of Ligand Pharmaceuticals Incorporated, a Delaware corporation with offices at 11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037, USA (“Ligand”).
RECITALS
WHEREAS, Selexis and Ligand entered into a Royalty Stream and Milestone Payments Purchase Agreement dated April 29, 2013 (the “RSMPPA”); and
WHEREAS, as contemplated by the RSMPPA, Selexis desires to assign to Ligand the Assigned Rights (as defined in the RSMPPA); and
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Selexis hereby, with effect from the Effective Date, assigns to Ligand the Assigned Rights and all of Selexis’ rights, title and interest in and under the Assigned Rights, for Ligand and any successors or assigns of Ligand to have and to hold forever.
Entire Agreement. This Assignment and Bill of Sale, together with the RSMPPA, constitutes the entire agreement of Selexis and Ligand with respect to its subject matter and merges and supersedes all prior or contemporaneous agreements, commitments, discussions and writings with respect hereto.
Governing law. This Assignment and Bill of Sale and the transactions contemplated hereby shall be governed, interpreted and construed by, under and pursuant to the laws of [***], without regard to conflict of laws principles thereof.
Arbitration. Any and all disputes, controversies or claims arising out of or relating to this Assignment and Bill of Sale (including the validity, invalidity, breach or termination hereof) shall be exclusively and finally resolved by binding arbitration in accordance with all of the provisions of Section 12.02 of the RSMPPA.
IN WITNESS WHEREOF, Selexis has executed this Assignment and Bill of Sale as of the Effective Date.

SELEXIS SA

By:     _____________________________________

Name:    _____________________________________
Title:    _____________________________________

Acknowledged and agreed

LIGAND PHARMACEUTICALS INCORPORATED

By:     _____________________________________

Name:    _____________________________________
Title:    _____________________________________

EXHIBIT D
Patent Security Agreement

PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 29th day of April, 2013, between Selexis SA, a Swiss corporation with offices at 18 chemin des Aulx, 1228 Plan-les-Ouates, Geneva, Switzerland (“Grantor”), and Ligand Pharmaceuticals Incorporated, a Delaware corporation with offices at 11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037, USA (“Secured Party”).
W I T N E S S E T H:
WHEREAS, Secured Party has agreed to provide valuable consideration to Grantor pursuant to a certain Royalty Stream and Milestone Payments Purchase Agreement dated April 29, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) between Grantor and Secured Party but only upon the condition, among others, that the Grantor grants a certain security interest in certain collateral to Secured Party; and
WHEREAS, pursuant to the Agreement, Grantor is required to execute and deliver to Secured Party this Patent Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:
Defined Term. The defined term “Patents” shall mean the patents and patent applications set forth on Schedule I hereto, and all reissues, divisionals, reexaminations, renewals, extensions, provisionals, supplementary protection certificates, continuations and continuations-in-part thereof, and equivalent or similar registered rights anywhere in the world.
Grant of security interest in patents. Grantor hereby grants to Secured Party a continuing (as of the date first written above) first security interest in the Patents.
Security for obligations. [***].
Agreement. Each of Grantor and Secured Party hereby acknowledges and affirms that all the terms and provisions of the Agreement are incorporated by reference herein as if fully set forth herein. In case of conflict between the terms of the Agreement and the terms of this Patent Security Agreement, the terms of the Agreement shall prevail.
Counterparts. This Patent Security Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement in any proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic means of transmission shall be deemed an original executed counterpart hereof.
Governing Law. This Patent Security Agreement and the transactions contemplated hereby shall be governed, interpreted and construed by, under and pursuant to the laws of [***], without regard to conflict of laws principles thereof.
Arbitration. Any and all disputes, controversies or claims arising out of or relating to this Patent Security Agreement (including the validity, invalidity, breach or termination hereof) shall be exclusively and finally resolved by binding arbitration in accordance with all of the provisions of Section 12.02 of the Agreement.
In witness thereof, Grantor and Secured Party have caused this Patent Security Agreement to be executed and delivered by their respective authorized officers as of the date first set forth above.

SELEXIS SA

By:
Name:
Title:

LIGAND PHARMACEUTICALS INCORPORATED

By:
Name:
Title:

Schedule I – Patents [[***]]

1